UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020 (November 19, 2020)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the board of directors of Spirit of Texas Bancshares, Inc. (the “Company”) appointed Allison S. Johnson to serve as Executive Vice President and Chief Financial Officer of both the Company and its wholly-owned subsidiary, Spirit of Texas, SSB (the “Bank”), effective November 19, 2020.

Ms. Johnson, age 36, has been serving as Interim Chief Financial Officer of the Company and the Bank since January 14, 2020, as reported in the Company’s Current Report on Form 8-K filed on January 15, 2020. During and prior to that time, Ms. Johnson also served as Chief Accounting Officer of the Company and the Bank since 2016. Ms. Johnson began her career in the financial services industry as an auditor at PricewaterhouseCoopers and has spent the last decade focused on financial reporting in the banking industry, most recently at Florida Community Bank, N.A., where she served as the SEC Reporting Manager from 2012 to 2016. Ms. Johnson is a certified public accountant and has a Bachelor of Science in Accounting from the University of Florida and a Masters of Accountancy from Florida State University.

The Company has not entered into any material plan, contract or arrangement to which Ms. Johnson is a party or in which she participates in connection with her appointment as Chief Financial Officer. In the event of such a material plan, contract or arrangement, the Company will file an amendment to this report within four business days thereof. There is no family relationship between Ms. Johnson and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Ms. Johnson that are reportable pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on November 23, 2020 in connection with Ms. Johnson’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 23, 2020, issued by Spirit of Texas Bancshares, Inc.

104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2020	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Dean O. Bass
	Name:	Dean O. Bass
	Title:	Chairman and Chief Executive Officer